Exhibit 99.2 AGREEMENT AND GENERAL RELEASE OF CLAIMS Energy Focus, Inc. (collectively, the “Company”) and Eric Hilliard (“Employee”) hereby voluntarily agree to settle and resolve, finally and completely, all issues related to, or arising out of, Employee’s employment with the Company and the termination of Employee’s employment with the Company. In exchange for the benefits described herein, Employee agrees to the AGREEMENT AND GENERAL RELEASE OF CLAIMS (“Agreement”) contained herein: 1. Termination of Employment. The Employee’s termination of employment with the Company shall be May 5, 2016 (“Official Termination Date”). Employee accepts that this termination date is intended for purposes of the official record. Acceptance of this agreement provides mutual release of all claims related to Employment through the Official Termination Date. Employee acknowledges that his/her separation from employment with the Company was for lawful reasons. Employee may apply for unemployment compensation following the Official Termination Date and the Company will respond by providing the information that it is required to provide by law. 2. Severance. As consideration for entering into this Agreement, if Employee delivers to the Company a copy of this Agreement executed by him/her no later than the timeframe set forth in Paragraph 22 below, then the Company will pay to Employee severance pay equal to twelve months of his base salary as of May 5, 2016, less payroll taxes, paid in bi-weekly installments in accordance with the Company’s normal payroll practices less payroll taxes. These payments will begin on the next regular payday which is at least eight (8) business days after the later of (i) the effective date of this Agreement or (ii) the date this Agreement, signed by you, is received by the Company. Your check/direct deposit receipt will be sent to the home address listed in your employment records. The Severance shall be made payable to Employee, and Company shall withhold all required federal and state taxes and other required amounts and issue him/her an IRS Form W-2 pertaining to this payment for the Tax Year 2016. Employee acknowledges and agrees that the Severance is not required under Company’s normal policies and procedures, and that he/she would otherwise not be entitled to the Severance were it not for his/her covenants, promises and releases set forth hereunder. Employee shall be responsible for all taxes owed by him/her, and shall defend at his/her expense any controversy concerning the payment of such taxes on the Severance, hold Company harmless from any liability or defense for such claims and indemnify it for any payments, costs or taxes levied by the Internal Revenue Service or other taxing authority resulting from the manner of payment described in Paragraph 2(a) above. (This provision shall not require Employee to indemnify or defend Company for its failure to pay its portion of any payroll taxes owed or failure to pay the taxes withheld from the check paid to the Employee.) Employee is entitled to an employment reference consistent with the terms of the Company personnel policies and practices. All reference inquiries concerning Employee will be referred to Company’s Human Resources Department. Employee acknowledges and agrees that the Severance is not otherwise due or owing to Employee and is being paid in consideration of this release. Employee further acknowledges that she has received all wages, compensation and benefits due to him/her from Company and that Company shall owe Employee nothing further once Employee receives the consideration described in this Paragraph 2.

Please note as explained in paragraph 18 , this Agreement will take effect seven days after the Employee has signed it, provided that the Employee does not revoke it during that seven day period. Check/direct deposit receipts will be sent to the home address listed in the Employee’s employment records. All payments associated with this AGREEMENT AND GENERAL RELEASE OF CLAIMS (“Agreement”) are contingent upon Employee signing this Agreement. The Employee acknowledges and agrees that upon the signing and acceptance of this AGREEMENT AND GENERAL RELEASE OF CLAIMS (“Agreement”) the Employee releases the Company from all claims relating to Employee’s employment or termination of employment, contains restrictions that prohibit Employee from disclosing confidential information, and requires the Employee to reasonably cooperate with the Company in the defense of prosecution of litigation. 3. Benefits. If Employee was enrolled in the Company’s health plan on the Official Termination Date, Employee’s benefits will continue for 12 months for medical, dental and vision benefits and all other benefits will cease effective May 5, 2016. Employee may elect to continue his/her participation and that of his/her eligible dependents in those plans after the expiration of the twelve months for a period of time under the federal law known as “COBRA. Within 2 to 3 weeks after expiratioj of the twelve-month period you will receive a letter mailed to your address on file explaining all options available to you under COBRA laws to extend your health, dental and vision insurance coverage further. Additionally, all equity awarded prior to January 1, 2016 shall be fully vested. 4. Bonus. Employee agrees that he/she is not entitled to any bonus for calendar year 2016. 5. Vacation. Employee will cease to earn vacation time effective May 5, 2016. Any unused portion of the Employee’s 2016 vacation entitlement, along with any earned, but unused vacation time carried over from previous years, will be paid to Employee on the next paycheck. 6. End of Entitlements. Effective with the close of business on the Official Termination Date, Employee’s participation in, and entitlement to, any and all other compensation, fringe benefits and employee benefit plans, except as specified in Section(s) 1, 2, 3 and 4 above, of the Company shall cease. The Employee will be entitled to any vested matching contributions as outlined under the terms of any applicable fringe benefit plans. Nothing in this Agreement will be deemed to supercede ERISA or Employee’s rights thereunder. 7. Adequacy of Consideration. Employee understands and agrees that he/she is receiving monies and benefits under this Agreement that he/she would not otherwise be entitled to under the Company’s existing policies and that said monies and benefits are ample consideration for this Agreement. In exchange for this ample consideration, in addition to the Release of all claims, known and unknown, Employee also agrees to make himself available, within reason, at reasonable times with reasonable notice (not less than 24 hour notice, unless Employee accepts a lesser period of notice) to assist the Company in future business related matters at the Company’ s discretion.

8. General Release of Claims: In exchange for the payments and consideration set forth herein, Employee knowingly and voluntarily compromises, waives and releases, relieves, and discharges all rights and claims, known and unknown, which Employee may have against the Company, its parent, successors, affiliates, subsidiaries, and/or assigns, or any of their current and former officers, directors, managers, attorneys, agents, affiliates, administrators, insurers, partners, shareholders, employees and representatives, and each of them and their successors, assigns, and heirs, including but not limited to the Company (jointly, “Company Releases”) from the beginning of time to the Effective Date of this Agreement, of all claims debts, liabilities, demands, obligations, promises, acts, agreements, contracts, losses, suits, indemnities, duties, costs and expense (including but not limited to attorneys’ fees, damages, actions and causes of action of whatsoever kind or nature), and all rights or claims regarding Employee’s employment with the Company. This shall include but not be limited to a release of any rights or claims arising under any state or federal statute or common law regulating or affecting employment including Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991 [which prohibits discrimination in employment based on race, color, national origin, religion or sex or sexual harassment]; the Age Discrimination in Employment Act (ADEA); Executive Order 11246 [which prohibits age discrimination]; Sections 503 and 504 of the Rehabilitation Act of 1973 [which prohibits disability discrimination]; the Employee Retirement Income Security Act of 1974 (ERISA) [which prohibits wrongful denial of employee benefits]; the Equal Pay Act [which prohibits paying men and women unequal pay for equal work]; The Americans with Disabilities Act (ADA) [which prohibits discrimination based on disability]; the National Labor Relations Act, or any and all state or local statutes, ordinances, or regulations, as well as all claims arising under federal, state or local laws involving any tort, employment contract (express or implied), public policy, wrongful discharge, or any other claim, and prohibiting employment discrimination or restricting statutes, ordinances, or regulations, as well as all claims arising under Company’s right to hire, promote, discipline or terminate employees. Employee irrevocably unconditionally waives, releases and forever discharges Company Releases from all State Labor Code claims and Fair Labor Standards Act (FLSA) claims (including, without limitation, claims for unpaid wages, bonuses, unpaid overtime compensation, meal period and rest breaks, interest, liquidated damages, penalties of any kind, as well as any claims for attorneys’ fees, Private Attorney General Act penalties, and costs related thereto) that Employee has or may have against Company Releases whether known or unknown, arising out of, relating to, or resulting from any events occurring from inception of his/her employment until the execution of this Agreement. 9. No Re-hire; No Further Employment: Employee acknowledges that he/she permanently, unequivocally, and unconditionally waives any and all rights he/she may have, may have had in the past, or may have in the future to obtain or resume employment with Company, its parent, successor and/or subsidiaries. Employee agrees never to apply for or accept employment with Company, its parent, successors, and/or subsidiaries. In the event that Employee is ever mistakenly employed by Company, its parent, successor or subsidiaries, Employee agrees to have his/her employment terminated with no resulting claim or cause of action against Company, its parent, successors, and/or, subsidiaries. This provision shall not apply in the event that Employee is an existing employee of a company that is subsequently acquired by, or merges with, a Company entity. This provision may be waived if Company, or its parent, successor, or subsidiary seeks to recruit Employee and hires Employee after Employee gives written notice of this No-Rehire provision.

10. No Future Lawsuits or Appeals: In further consideration of the above described payments and benefits, and for other good and valuable consideration, Employee agrees that he/she will not prosecute in any forum, including but not limited to any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to the matters released above. It is the intention of the Parties that, with the execution of this Agreement, the Company and Company Releasees and their affiliates, officers, directors, employees, agents, attorneys, stockholders, insurers, successors and/or assigns will be absolutely, unconditionally and forever discharged of and from all obligations to Employee. Employee represents that he/she has not filed any complaint, charges or lawsuits against the Company and Company Releasees (including their affiliates, officers, directors, and employees) with any administrative or governmental agency or any court. 11. Cooperation with Company: During and after the term of employment, Employee will use his/her best effort to cooperate fully with the Company, including, but not limited to, responding to the reasonable requests of the Company, in connection with any and all existing or future litigation, arbitrations, mediations or investigations brought by or against the Company or any of its affiliates, agents, officers, directors or employees, whether administrative, civil or criminal in nature, in which the Company reasonably deems Employee’s cooperation necessary or desirable. Employee will use his/her best effort to provide reasonable advice, assistance and information, including offering and explaining evidence, providing sworn statements, participating in discovery and trial preparation and testimony as may reasonably be deemed necessary or desirable by the Company relating to its position in any such legal proceedings. Employee also agrees to promptly send the Company copies of all correspondence received by Employee in connection with any such legal proceedings, unless Employee is expressly prohibited by law from so doing. Employee will act in good faith to furnish the information and cooperation required by this section and the Company will act in good faith so that the requirement to furnish such information and cooperation does not create an undue hardship for Employee. Company will reimburse Employee for reasonable out-of- pocket expenses incurred by Employee as a result of Employee’s cooperation, within ten (10) days of the presentation of appropriate documentation thereof, in accordance with the Company's standard reimbursement policies and procedures. In addition to out-of-pocket expenses, the Company will pay Employee an hourly rate commensurate with his/her Salary (as of the Official Termination Date) for reasonable services performed. Notwithstanding the foregoing, Employee must obtain Company’s advance written authorization before incurring any expense or performing any services for Company. The Parties agree that Company will have the sole discretion to determine the reasonableness of expenses incurred and or the nature or quantity of services performed pursuant to this paragraph. The failure by Employee to cooperate fully with the Company in accordance with this Section will be a material breach of the terms of this Agreement which will result in all commitments of the Company to make Severance Period payments to Employee becoming null and void. 12. Binding Nature of Agreement: This Agreement and all covenants and releases shall be binding upon each of the Parties and their respective heirs, administrators, representatives, executors, successors, and assigns, and shall insure to the benefit of each party and to their respective heirs, administrators, representatives, executors, successors, and assigns. 13. No Assignment: The Parties represent and warrant that no person other than the signatories hereto had or has any interest in the matters referred to in this Agreement, that the Parties have the sole right and exclusive authority to execute this Agreement, and that the Parties have not sold, assigned, transferred, conveyed, or otherwise disposed of any claim, demand or legal right that is the subject of this Agreement.

14. Confidentiality: Employee warrants and agrees that he will keep the terms of this Agreement and the amount of consideration paid hereunder confidential and he/she will not disclose any information at any time concerning the terms of this Agreement, the amount of consideration paid hereunder, and/or the circumstances regarding Employee’s employment and/or separation of employment from Company to anyone, including, but not limited to, any other past, present and prospective employees of Company. However, Employee may make such disclosure to his/her current spouse, such disclosures as required by law or pursuant to subpoena after adequate notice to Company, and to his/her retained professional representatives {e.g., attorneys (subject to the terms of the Code of Professional Responsibility)}, accountants, auditors, tax preparers, all of whom will be informed of and agree to be bound by this Confidentiality clause. Notwithstanding any provision of this Agreement, and subject to the limitations set forth in this paragraph, Employee and Company may disclose to third parties only that any disputes between them “have been resolved” with regard to Employee and then only in response to unsolicited inquiries by such third parties. 15. Trade Secret Confidentiality: Employee acknowledges that due to the position he has occupied and the responsibilities he/she has had at Company, Employee has received Confidential Information concerning Company’s products, procedures, customers, and contracts. Employee hereby promises and agrees that he/she will not use or disclose to others and will keep confidential all Confidential Information he/she has received while employed by Company. The term “Confidential Information” is defined as any and all confidential knowledge, data or information related to the Company’s business, including without limitation (a) trade secrets, inventions, ideas, processes, data, programs, improvements, discoveries, developments, designs, and techniques; (b) information regarding products, marketing and business plans, budgets, financial statements, contracts, prices, suppliers, and customers; (c) information regarding the skills and compensation of the Company’s employees, contractors, and other service providers of the Company; (d) information regarding or the existence of any discussions, negotiations, or agreements between the Company and any third party; (e) third parties’ confidential or proprietary information which is subject to a duty on the Company’s part to maintain the confidentiality of such information. Employee agrees that a violation of the foregoing obligation to maintain the confidentiality of Company’s Confidential Information will constitute a material breach of this Agreement. Before or by the Effective Date of this Agreement, Employee agrees that he/she will return all documents and writings of any kind, including both originals and copies, within his/her custody, possession, or control, which contain any information which in any way relates or refers to the Company’s trade secrets or confidential information. Employee further agrees not to divulge any of the Company’s trade secrets or confidential information to solicit or attempt to solicit, directly or indirectly, contractors, licensees, or customers of the Company either for his/her own purpose or for any other person or entity. 16. Non-Disparagement. Employee agrees to refrain from any defamation, libel, or slander of the Company or tortious interference with the contract and relationships of the Company. 17. Non-Cooperation. Employee agrees he will not act in any manner that might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation of prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder, or attorney of the Company, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement. Employee agrees both to immediately notify the Company upon receipt of any suchsubpoena or court order, and to furnish within three (3) business days of its receipt, a copy of such subpoena or other court order. 18. Non-Solicitation. The Employee agrees that he will not instruct any other individual to, during the period commencing on the date he countersigns this Agreement and ternminating on the one year anniversary of the termination of his employment with the Company, (i) persuade or attempt to persuade any producer, manufacturer, licensor, supplier or any other person providing goods or services to the Company not to do business with the Company or to reduce the amount of business it does with the Company; (ii) persuade or attempt to persuade any customer or potential customer not to do business with the Company or to reduce the amount of business it does with the Company; (iii) solicit for himself or any person other than the Company the business of any producer, manufacturer, licensor, supplier, or any other person providing services or goods to the Company; (iv) knowingly solicit for himself or any person other than the Company the business of any customer who did business with the Company within one year prior to the termination of his employment, or (v) persuade or attempt to persuade any employee of the Company to leave the Company’s employ. For the purposes hereof, “customer” shall include any prospective customer to whom the Company made a presentation (or similar offering of services) within a period of ninety (90) days immediately preceding the termination. 19. Non-Compete. The Employee agrees not to work for any Company that is a competitor of the Company for a period of one year from the date oftermination. 20. Return of Company Property; Expenses. Employee agrees and represents that he has returned all Company property and equipment in his/her possession or under his/her control, including, but not limited to, keys, cell phone, computer hardware and software, manuals, notebooks, financial statements, reports, product samples, and any other property of the Company. Employee agrees to submit to the Company all outstanding business expenses incurred on or before his/her Official Termination Date for reconciliation and payment within 30 days of his/her Official Termination Date. Requests for expense reimbursement received later than 30 days from the Official Termination Date may be denied by the Company. 21. Headings: The headings of the provisions herein are intended for convenient reference only, and the same shall not be, nor be deemed to be, interpretative of the contents of such provision. 22. Acknowledgement of Waiver of Claims Under ADEA: Employee acknowledges that he/she is knowingly and voluntarily waiving and releasing any rights he/she may have under the Age Discrimination in Employment Act (“ADEA”), and that the consideration given for the waiver and release in Paragraph 2, above, is in addition to anything of value to which he/she was already entitled. The Parties agree that this warrant and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee further acknowledges that he/she has been advised by this writing that (a) the waiver and release do not apply to any rights or claims that may arise after the execution date of this Agreement; (b) Employee should discuss this Agreement with an attorney before executing the Agreement; (c) Employee has at least forty-five (45) days within which to review and consider this Agreement before signing it; (d) Employee may revoke this Agreement for up to seven (7) calendar days following the execution of this Agreement. In order to revoke this Agreement, Employee must deliver a written revocation before 12:00 p.m. (midnight) Eastern Standard Time on or before the seventh (7th) calendar day following the date Employee signs this Agreement, addressed to:

Gail Thakarar Chief People Officer Empire State Building 350 5th Avenue, Suite 6705 New York, NY 10018 email: gthakarar@energyfocusinc.com. The eighth (8th) day after the Agreement is signed (if no revocation is received) is deemed the “Effective Date”; (e) Nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law. 23. Governing Law: This Agreement is made and entered into in the State of Ohio and shall in all respects be interpreted, performed, enforced, and governed under its laws. 24. Interpretation: The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the Parties. This Agreement has been negotiated by and between the Parties. Thus, no normal rule of construction, to the effect that any ambiguities are to be construed against the drafter, shall be applied in interpreting this Agreement. 25. Arbitration: The parties agree that any controversies or disputes arising out of the terms of this Agreement or its interpretation, and/or the parties’ relationship shall be resolved by binding arbitration proceedings in Cuyahoga County, Ohio in accordance with the rules of the American Arbitration Association, and the judgment upon award shall be entered in any court having jurisdiction thereof, except that should an injunction and/or other equitable relief be sought by the Company such injunction may be sought, at the Company’s discretion, in either state or federal court in Cuyahoga County, Ohio. THE ARBITRATOR IS PROHIBITED FROM CONSOLIDATING CLAIMS OF DIFFERENT INDIVIDUALS INTO ONE PROCEEDING AND MAY NOT HEAR ANY CLAIM AS A CLASS OR COLLECTIVE ACTION. ACCORDINGLY, BY SIGNING THIS AGREEMENT YOU AGREE NOT TO BRING ANY CLAIM THAT YOU MAY HAVE AS A CLASS OR COLLECTIVE ACTION AND THAT ALL CLAIMS WILL BE BROUGHT AS INDIVIDUAL ACTIONS. 26. Jurisdiction and Venue: Jurisdiction and venue for all actions related to this Agreement and the relationship between the parties shall rest exclusively in Cuyahoga County, Ohio, without regard to any conflict of laws, in any action to enforce an arbitration award, any action by the Company for specific performance, injunctive relief or any other matter not subject to arbitration, and the Employee hereto specifically consents to such exclusive jurisdiction and venue and waives any claim that any federal or state court in Cuyahoga County, Ohio does not have personal jurisdiction over him/her. The Parties hereby waive any right they or anybody acting on behalf of either of them might have to institute a legal proceeding in any court or other tribunal not in Cuyahoga County, Ohio and understands that it would be a material breach of this Agreement to do so or to assist anybody else in doing so. 27. Attorney’s Fees: In any dispute involving this Agreement, the prevailing party shall be entitled to attorney’s fees and costs.

28. Severability: The Parties explicitly acknowledge and agree that the provisions of this Agreement are both reasonable and enforceable. However, if any portion or provision of any section of this Agreement is determined to be illegal, invalid or unenforceable by any court of competent jurisdiction, or void or voidable as against public policy or otherwise, and cannot be modified to be legal, valid, or enforceable, the remainder of this Agreement shall not be affected by such determination and shall be valid and enforceable to the fullest extent permitted by law, and said illegal, invalid, void or voidable, or unenforceable portion or provision shall be deemed not to be a part of this Agreement. 29. Modification of Agreement: This Agreement may not be amended, modified or revoked in any way, except in writing executed by all Parties. 30. Consultation with Counsel; Reasonable Time to Consider Agreement; Voluntary Participation in this Agreement: Employee acknowledges that he/she has been advised to review this Agreement with an attorney, that he/she has thoroughly discussed all aspects of his/her rights and this Agreement with his/her attorney, that he/she has carefully read and fully understands all of the provisions of this Agreement, that he/she is not under any undue influence or suffering from any mental incapacity, diminishment, or incompetency, that he/she has been given a reasonable period to consider signing this Agreement, and that he/she is voluntarily signing this Agreement. 31. Entire Agreement: Employeverance agreement ee represents and agrees that no promises, statements or inducements have been made to sign this Agreement other than those expressively stated in this Agreement. This Agreement contains the full and entire agreement between Employee and the Company and fully supersedes any and all prior agreements or understandings between the Parties pertaining to its subject matter, except that the provisions contained in this Agreement are in addition to all previous restrictive covenants copies of which have been attached hereto as “Exhibit A” and incorporated as if fully rewritten herein; however, if a provision contained in this Agreement conflicts in any way with any term in any other agreement between Employee and the Company, this Agreement will govern. The terms of this Agreement are contractual and not a mere recital. 32. Voluntary: Employee acknowledges and agrees that the election to execute this Agreement is entirely voluntary, and that he/she has not been pressured, coerced, or otherwise unduly influenced by the Company to enter into this Agreement. 33. Construction: This Agreement shall not be construed in favor or against any party. 34. Counterparts: This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original and such counterparts shall together constitute one and the same Agreement. Also, the Parties agree to accept fax signatures. PLEASE READ CAREFULLY. THIS SEVERANCE AGREEMENT AND GENERAL RELEASE OF ALL CLAIMS INCLUDES A RELEASE OF ALL KNOWN AND/OR UNKNOWN CLAIMS.

I HAVE READ THE FOREGOING SEVERANCE AGREEMENT AND GENERAL RELEASE OF ALL CLAIMS AND I ACCEPT AND AGREE TO THE PROVISIONS CONTAINED HEREIN AND HEREBY EXECUTE IT VOLUNTARILY AND WITH FULL UNDERSTANDING OF ITS CONSEQUENCES. Executed at Solon, Ohio, this 6 day of May 2015. By: Eric Hilliard /s/ Eric Hilliard Signature /s/ Gail Thakarar Energy Focus, Inc. By: Gail Thakarar Title: Chief People Officer